T. Rowe Price GNMA Fund

Supplement to Prospectus Dated October 1, 2017

On page 7, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2019, Keir R. Joyce will replace Andrew C. McCormick as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Joyce joined T. Rowe Price in 2001.

On page 10, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2019, Keir R. Joyce will replace Andrew C. McCormick as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Joyce joined the Firm in 2001 and his investment experience dates from 1998. During the past five years, he has served as an analyst and trader focusing on mortgage-backed securities and other securitized products, and served as an associate portfolio manager assisting portfolio managers in executing the Firm’s GNMA bond strategy.

The date of this supplement is May 3, 2018.

F70-041 5/3/18